UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-1464

Legg Mason Partners Funds, Inc.

(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY	10004

(Address of principal executive offices)	(Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

300 First Stamford Place, 4th Floor

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 451-2010

Date of fiscal year end: December 31

Date of reporting period: June 30, 2006

ITEM 1. REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

SEMI-ANNUAL REPORT

JUNE 30, 2006

Legg Mason Partners

Short-Term Investment Grade Bond Fund

INVESTMENT PRODUCTS: NOT FDIC INSURED  •  NO BANK GUARANTEE  •  MAY LOSE VALUE

Legg Mason Partners

Short-Term Investment Grade Bond Fund

Semi-Annual Report  •  June 30, 2006

What’s

Inside

Fund Objective

The Fund seeks current income, preservation of capital and liquidity.

“Smith Barney”, “Salomon Brothers” and “Citi” are service marks of Citigroup, licensed for use by Legg Mason as the names of funds and investment managers. Legg Mason and its affiliates, as well as the Fund’s investment manager, are not affiliated with Citigroup.

Letter from the Chairman

R. JAY GERKEN, CFA

Chairman, President and Chief Executive Officer

Dear Shareholder,

The U.S. economy appeared to be on solid footing during the six-month reporting period. After gross domestic product (“GDP”)i rose 1.7% in the fourth quarter of 2005—the first quarter in which GDP growth did not surpass 3.0% in nearly three years—the economy rebounded sharply in the first quarter of 2006. During this time, GDP rose 5.6%, its best showing since the third quarter of 2003. Both strong consumer and business spending prompted the economic turnaround. In the second quarter of 2006, GDP growth was a more modest 2.5%, according to the Commerce Department’s initial reading for the period. The decline was largely attributed to lower consumer spending, triggered by higher interest rates and oil prices, as well as a cooling housing market. In addition, business spending fell during the quarter.

The Federal Reserve Board (“Fed”)ii continued to raise interest rates during the reporting period. Despite the “changing of the guard” from Fed Chairman Alan Greenspan to Ben Bernanke in early 2006, it was “business as usual” for the Fed, as it raised short-term interest rates four times during the period. Since it began its tightening campaign in June 2004, the Fed has increased rates 17 consecutive times, bringing the federal funds rateiii from 1.00% to 5.25%. Coinciding with its latest rate hike in June 2006, the Fed said: “The extent and timing of any additional firming…will depend on the evolution of the outlook for both inflation and economic growth, as implied by incoming information.”

Both short- and long-term yields rose over the reporting period, causing the overall bond market to decline. During the six months ended June 30, 2006, two-year Treasury yields increased from 4.41% to 5.16%. Over the same period, 10-year Treasury yields moved from 4.39% to 5.15%. Short-term rates rose in concert with the Fed’s repeated rate hikes, while long-term rates rose on fears of mounting

Legg Mason Partners Short-Term Investment Grade Bond Fund         I

inflationary pressures. Looking at the six-month period as a whole, the overall bond market, as measured by the Lehman Brothers U.S. Aggregate Index,iv returned –0.72%.

Performance Review

For the six months ended June 30, 2006, Class A shares of the Legg Mason Partners Short-Term Investment Grade

Bond Fund, excluding sales charges, returned 0.44%. These shares underperformed the Fund’s unmanaged benchmark, the Citigroup Treasury/Government Sponsored/Credit 1-5 Years Indexv, which returned 0.65% for the same period. The Lipper Short Investment Grade Debt Funds Category Average1 increased 1.13% over the same time frame.

Special Shareholder Notices

As part of the continuing effort to integrate investment products managed by the advisers acquired with Citigroup’s asset management business, Legg Mason, Inc. (“Legg Mason”) has recommended various Fund actions in order to streamline product offerings, standardize share class pricing features, eliminate redundancies and improve efficiencies within the

Performance Snapshot as of June 30, 2006 (excluding sales charges) (unaudited)

6 Months
Short-Term Investment Grade Bond Fund — Class A Shares	0.44%

Citigroup Treasury/Government Sponsored/Credit 1-5 Years Index	0.65%

Lipper Short Investment Grade Debt Funds Category Average	1.13%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/InvestorServices.
Excluding sales charges, Class B shares returned 0.16%, Class C shares returned –0.07% and Class Y shares returned 0.62% over the six months ended June 30, 2006. All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on Fund distributions.
Performance figures reflect reimbursements and/or fee waivers, without which the performance would have been lower.

[1]	Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the six-month period ended June 30, 2006, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 232 funds in the Fund’s Lipper category, and excluding sales charges.

II         Legg Mason Partners Short-Term Investment Grade Bond Fund

organization. At Board meetings held during June and July 2006, the Fund’s Board reviewed and approved these recommendations, and provided authorization to move ahead with proxy solicitations for those matters needing shareholder approval.

The Fund’s Board has approved the appointment of Legg Mason Partners Fund Advisor, LLC (“LMPFA”) as the Fund’s investment manager effective August 1, 2006. The Fund’s Board has also approved the appointment of Western Asset Management Company (“Western Asset”) as the Fund’s subadviser effective August 1, 2006. The portfolio managers who are responsible for the day-to-day management of the Fund remain the same immediately prior to and immediately after the date of these changes. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason.

During the reporting period, management of the Fund was assumed by a team comprised of seasoned investment professionals from Western Asset. The Fund’s portfolio managers include S. Kenneth Leech, Stephen A. Walsh, Mark Lindbloom and Carl L. Eichstaedt.

The Fund was formerly known as Smith Barney Short-Term Investment Grade Bond Fund.

Information About Your Fund

As you may be aware, several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. Affiliates of the Fund’s Manager have, in recent years, received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund is not in a position to predict the outcome of these requests and investigations.

Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

Legg Mason Partners Short-Term Investment Grade Bond Fund         III

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

President, Chairman and Chief Executive Officer

July 28, 2006

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: Investments in bonds are subject to interest rate and credit risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. The Fund’s investments may be subject to prepayment risks. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note an investor cannot invest directly in an index.

[i]	Gross domestic product is a market value of goods and services produced by labor and property in a given country.

ii	The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

iv	The Lehman Brothers U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

[v]	The Citigroup Treasury/Government Sponsored/Credit 1-5 Years Index is a broad measure of the performance of short-term U.S. Treasury and corporate fixed-income securities.

IV         Legg Mason Partners Short-Term Investment Grade Bond Fund

Fund at a Glance (unaudited)

Legg Mason Partners Short-Term Investment Grade Bond Fund 2006 Semi-Annual Report         1

Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on January 1, 2006 and held for the six months ended June 30, 2006.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

	Actual Total Return Without Sales Charges(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(3)
Class A	0.44%	$1,000.00	$1,004.40	0.85%	$4.22

Class B	0.16	1,000.00	1,001.60	1.41	7.00

Class C	(0.07)	1,000.00	999.30	1.40	6.94

Class Y	0.62	1,000.00	1,006.20	0.49	2.44

(1)	For the six months ended June 30, 2006.
(2)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.
(3)	Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

2         Legg Mason Partners Short-Term Investment Grade Bond Fund 2006 Semi-Annual Report

Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(2)
Class A	5.00%	$1,000.00	$1,020.58	0.85%	$4.26

Class B	5.00	1,000.00	1,017.80	1.41	7.05

Class C	5.00	1,000.00	1,017.85	1.40	7.00

Class Y	5.00	1,000.00	1,022.36	0.49	2.46

(1)	For the six months ended June 30, 2006.
(2)	Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Legg Mason Partners Short-Term Investment Grade Bond Fund 2006 Semi-Annual Report         3

Schedule of Investments (June 30, 2006) (unaudited)

LEGG MASON PARTNERS SHORT-TERM INVESTMENT GRADE BOND FUND

Face Amount	Rating‡	Security	Value

CORPORATE BONDS & NOTES — 39.3%
Aerospace & Defense — 0.5%
$2,000,000	A	United Technologies Corp., Notes, 7.000% due 9/15/06	$2,005,610

Auto Components — 0.7%
2,650,000	A-	Johnson Controls Inc., Senior Notes, 5.000% due 11/15/06 (a)	2,641,091

Beverages — 1.3%
2,855,000	A	Bottling Group LLC, Senior Notes, 2.450% due 10/16/06 (a)	2,831,121
2,225,000	A-	Diageo Capital PLC, Notes, 3.500% due 11/19/07	2,159,576

		Total Beverages	4,990,697

Capital Markets — 3.6%
2,525,000	A	Bank of New York Co. Inc., Senior Subordinated Notes, 3.400% due 3/15/13 (a)(b)	2,431,078
2,775,000	A+	Goldman Sachs Group Inc., Notes, 3.875% due 1/15/09 (a)	2,660,229
3,645,000	A+	Lehman Brothers Holdings Inc., Notes, 3.500% due 8/7/08 (a)	3,490,805
2,425,000	A+	Merrill Lynch & Co. Inc., Medium-Term Notes, Series C, 4.790% due 8/4/10	2,344,846
2,550,000	A+	Morgan Stanley, Notes, 5.800% due 4/1/07 (a)	2,551,813

		Total Capital Markets	13,478,771

Commercial Banks — 7.2%
2,000,000	A+	ABN Amro Bank NV, Subordinated Notes, 7.125% due 6/18/07	2,026,222
2,470,000	A	Bank One Corp., Subordinated Notes, 7.125% due 5/15/07 (a)	2,499,247
3,575,000	AA-	BankBoston N.A., Subordinated Notes, 6.375% due 3/25/08 (a)	3,617,049
2,609,076	AA-	Fifth Third Bank, Notes, 2.870% due 8/10/09 (a)	2,502,467
2,475,000	AA-	HSBC Finance Corp., Medium-Term Notes, 4.125% due 3/11/08	2,417,256
2,092,000	A	Key Bank National Association, Notes, 5.000% due 7/17/07	2,071,864
3,185,000	A	Marshall & Ilsley Corp., Medium-Term Notes, Series E, 5.750% due 9/1/06 (a)	3,185,385
2,950,000	AA-	SunTrust Bank, 4.550% due 5/25/09 (a)	2,857,426
3,325,000	AA	U.S. Bank North America, Notes, 2.870% due 2/1/07 (a)	3,271,182
1,325,000	A1 (c)	Wachovia Corp., Subordinated Notes, 6.400% due 4/1/08	1,344,002
1,553,000	AA-	Wells Fargo & Co., Notes, 3.120% due 8/15/08	1,479,327

		Total Commercial Banks	27,271,427

Commercial Services & Supplies — 0.7%
2,610,000	A	Cintas Corp., Number 2, Senior Notes, 5.125% due 6/1/07 (a)	2,596,697

Consumer Finance — 2.2%
2,000,000	BB	General Motors Acceptance Corp., Notes, 7.750% due 1/19/10	1,991,198
2,700,000	A	SLM Corp., Medium-Term Notes, Series A, 5.300% due 1/26/09 (a)(b)	2,709,723
3,650,000	AAA	Toyota Motor Credit Corp., Medium-Term Notes, Series B, 5.125% due 1/11/11 (a)	3,559,823

		Total Consumer Finance	8,260,744

See Notes to Financial Statements.

4         Legg Mason Partners Short-Term Investment Grade Bond Fund 2006 Semi-Annual Report

Schedule of Investments (June 30, 2006) (unaudited) (continued)

Face Amount	Rating‡	Security	Value

Diversified Financial Services — 6.8%
$3,475,000	AA+	AIG SunAmerica Global Funding IX, Notes, 5.100% due 1/17/07 (a)(d)	$3,465,843
2,750,000	A	Bear Stearns Cos. Inc., Notes, 5.700% due 1/15/07 (a)	2,750,289
2,150,000	A	Countrywide Home Loans Inc., Unsecured Notes, Series H, 6.250% due 4/15/09	2,175,916
2,825,000	AA-	Credit Suisse First Boston USA Inc., 3.875% due 1/15/09 (a)	2,711,489
3,250,000	AAA	General Electric Capital Corp., Notes, 3.500% due 8/15/07 (a)	3,174,538
1,375,000	A-	John Deere Capital Corp., Medium-Term Notes, Series D, 4.125% due 1/15/10	1,306,679
3,425,000	AA	Principal Life Global Funding I, Notes, 2.800% due 6/26/08 (a)(d)	3,247,242
		TIAA Global Markets Inc.:
600,000	AAA	Notes, 5.000% due 3/1/07 (d)	596,827
3,570,000	AAA	Senior Notes, 3.875% due 1/22/08 (a)(d)	3,473,999
2,825,000	AAA	USAA Capital Corp., Medium-Term Notes, Series B, 4.000% due 12/10/07 (a)(d)	2,759,065

		Total Diversified Financial Services	25,661,887

Diversified Telecommunication Services — 0.7%
2,750,000	A	New England Telephone & Telegraph Co., Notes, 5.875% due 4/15/09 (a)	2,731,635

Electric Utilities — 1.2%
2,725,000	A	Alabama Power Co., Senior Notes, Series L, 7.125% due 10/1/07 (a)	2,771,096
2,000,000	BBB+	Entergy Gulf States Inc., First Mortgage Notes, 3.600% due 6/1/08	1,911,546

		Total Electric Utilities	4,682,642

Energy Equipment & Services — 0.4%
1,700,000	BBB+	Cameron International Corp., Senior Notes, 2.650% due 4/15/07	1,652,759

Food & Staples Retailing — 1.6%
2,548,000	A	Costco Wholesale Corp., Senior Notes, 5.500% due 3/15/07 (a)	2,540,873
3,725,000	AA	Wal-Mart Stores Inc., Notes, 3.375% due 10/1/08 (a)	3,557,353

		Total Food & Staples Retailing	6,098,226

Food Products — 0.8%
2,400,000	A	Campbell Soup Co., Notes, 5.500% due 3/15/07	2,398,910
700,000	BBB+	Heinz H.J. Co., Notes, 6.000% due 3/15/08	701,439

		Total Food Products	3,100,349

Health Care Providers & Services — 0.7%
2,625,000	A	UnitedHealth Group Inc., Senior Notes, 3.300% due 1/30/08 (a)	2,528,875

Hotels, Restaurants & Leisure — 0.7%
		McDonald’s Corp., Medium-Term Notes:
559,000	A	Series E, 5.950% due 1/15/08	561,483
1,960,000	A	Series G, 5.375% due 4/30/07	1,955,976

		Total Hotels, Restaurants & Leisure	2,517,459

See Notes to Financial Statements.

Legg Mason Partners Short-Term Investment Grade Bond Fund 2006 Semi-Annual Report         5

Schedule of Investments (June 30, 2006) (unaudited) (continued)

Face Amount	Rating‡	Security	Value

Household Durables — 0.4%
$1,350,000	BBB	Centex Corp., Notes, 4.750% due 1/15/08	$1,324,380

Insurance — 4.9%
3,500,000	AA	Allstate Financial Global Funding, Notes, 2.500% due 6/20/08 (a)(d)	3,301,287
3,600,000	AA	Metropolitan Life Global Funding I, Notes, 2.600% due 6/19/08 (a)(d)	3,391,038
3,000,000	AA	Monumental Global Funding II, Notes, 3.450% due 11/30/07 (a)(d)	2,908,317
3,800,000	AA-	Nationwide Life Global Funding I, Notes, 5.579% due 9/28/07 (a)(b)(d)	3,806,441
3,275,000	AA	Protective Life Secured Trust, Medium-Term Notes, 3.700% due 11/24/08 (a)	3,133,887
2,000,000	BBB+	Unitrin Inc., Senior Notes, 5.750% due 7/1/07	1,991,808

		Total Insurance	18,532,778

Media — 0.7%
2,575,000	A-	Reed Elsevier Capital Inc., Notes, 6.125% due 8/1/06 (a)	2,575,873

Multi-Utilities — 0.6%
2,289,000	BBB+	United Utilities PLC, Notes, 6.450% due 4/1/08	2,309,297

Oil, Gas & Consumable Fuels — 1.3%
2,250,000	A-	Conoco Funding Co., 5.450% due 10/15/06	2,248,324
1,830,000	A-	Norsk Hydro ASA, Notes, 6.360% due 1/15/09	1,861,172
725,000	A-	Vintage Petroleum Inc., Senior Notes, 8.250% due 5/1/12	767,185

		Total Oil, Gas & Consumable Fuels	4,876,681

Personal Products — 0.9%
3,435,000	AA-	Gillette Co., Notes, 3.500% due 10/15/07 (a)	3,342,928

Pharmaceuticals — 0.9%
3,525,000	AA-	Merck & Co. Inc., Notes, 5.250% due 7/1/06 (a)	3,525,000

Wireless Telecommunication Services — 0.5%
2,000,000	A	Cingular Wireless LLC, Senior Notes, 5.625% due 12/15/06	2,000,248

		TOTAL CORPORATE BONDS & NOTES (Cost — $151,645,956)	148,706,054

ASSET-BACKED SECURITIES — 3.1%
Automobiles — 0.8%
3,000,000	AAA	Hertz Vehicle Financing LLC, Series 2002-S3, Class A2, 2.380% due 5/25/08 (a)(d)	2,939,685

Home Equity — 2.3%
1,048,984	AA	Countrywide Inc., Asset-Backed Certificates, Series 2002-S3, Class M1, 4.800% due 5/25/32	1,038,184
4,102,044	AAA	GSRPM Mortgage Loan Trust, Series 2006-1, Class A1, 5.622% due 3/25/35 (a)(b)(d)	4,102,044

See Notes to Financial Statements.

6         Legg Mason Partners Short-Term Investment Grade Bond Fund 2006 Semi-Annual Report

Schedule of Investments (June 30, 2006) (unaudited) (continued)

Face Amount	Rating‡	Security	Value

Home Equity — 2.3% (continued)
$3,800,000	Aaa(c)	Irwin Home Equity, Series 2005-1, Class 2A2, 4.720% due 6/25/25 (a)	$3,720,569
101,464	AAA	Structured Asset Investment Loan Trust, Series 2003-BC10, Class 3A5, 5.802% due 10/25/33 (b)	101,577

		Total Home Equity	8,962,374

		TOTAL ASSET-BACKED SECURITIES (Cost — $12,077,465)	11,902,059

COLLATERALIZED MORTGAGE OBLIGATIONS — 31.0%
2,466,741	AAA	ABN Amro Mortgage Corp., Series 2003-5, Class A11, PAC, 4.750% due 4/25/33	2,382,416
		American Home Mortgage Investment Trust:
4,017,378	AAA	Series 2005-1, Class 6A, 5.294% due 6/25/45 (a)(b)	3,944,018
4,886,437	AAA	Series 2005-4, Class 1A1, 5.612% due 11/25/45 (a)(b)	4,907,381
		Banc of America Funding Corp.:
3,347,940	AAA	Series 2006-D, Class 1A1, 5.436% due 5/20/36 (a)(b)	3,346,237
3,885,936	AAA	Series 2006-E, Class 2A1, 5.891% due 6/20/36 (a)(b)	3,881,897
		Banc of America Mortgage Securities:
1,285,270	AAA	Series 2002-J, Class B1, 4.412% due 9/25/32 (b)	1,278,396
2,165,926	AA+	Series 2003-C1, Class B1, 4.214% due 4/25/33 (b)	2,093,807
4,622,025	AAA	Series 2004-3, Class 1A17, 4.000% due 4/25/34 (a)	4,526,611
3,889,247	AAA	Series 2004-E, Class-1A1, 3.512% due 6/25/34 (a)(b)	3,815,948
2,652,480	AAA	CBA Commercial Small Balance Commercial Mortgage, Series 2006-1A, Class A, 5.572% due 6/25/38 (a)(b)(d)	2,651,855
		Countrywide Alternative Loan Trust:
1,454,196	AAA	Series 2005-56, Class 4A1, 5.632% due 11/25/35 (b)	1,459,894
4,338,129	AAA	Series 2005-59, Class 1A2A, 5.646% due 11/20/35 (a)(b)	4,355,278
1,500,000	AAA	Countrywide Asset-Backed Certificates, Series 2005-IM1, Class A2, 5.602% due 7/25/35 (b)	1,501,832
		Countrywide Home Loans:
1,345,504	AAA	Mortgage Pass-Through Trust, Whole Loan, Series 2003-HYB1, Class 1A1, 3.689% due 3/25/33 (b)	1,296,227
3,342,291	AAA	Series 2003-2, Class A2, 4.000% due 3/25/33 (a)	3,222,005
205,095	AAA	Series 2003-HYB3, Class 6A1, 3.868% due 11/19/33 (b)	199,306
2,388,794	AAA	Series 2004-23, Class A, 6.989% due 11/25/34 (a)(b)	2,418,268
1,405,950	AAA	Downey Savings and Loan Association Mortgage Loan Trust, Series 2005-AR1, Class 2A1A, 5.501% due 3/19/45 (b)	1,410,818
		Federal Home Loan Mortgage Corp. (FHLMC):
304,579	AAA	Series 2525, Class AM, 4.500% due 4/15/32	263,293
550,640	AAA	Structured Pass Through Securities, Series T-51, Class 1A, 6.500% due 9/25/43 (b)	554,719
		Federal National Mortgage Association (FNMA):
1,252,438	AAA	Series 2003-W15, Class 2A4, 4.250% due 8/25/43	1,238,545
2,925,217	AAA	Whole Loan, Series 2005-W3, Class 3A, 5.277% due 4/25/45 (a)(b)	2,961,782
5,842,093	AAA	First Horizon Mortgage Pass-Through Trust, Series 2004-AR7, Class 1A1, 4.461% due 2/25/35 (a)(b)	5,792,352

See Notes to Financial Statements.

Legg Mason Partners Short-Term Investment Grade Bond Fund 2006 Semi-Annual Report         7

Schedule of Investments (June 30, 2006) (unaudited) (continued)

Face Amount	Rating‡	Security	Value

COLLATERALIZED MORTGAGE OBLIGATIONS — 31.0% (continued)
$1,542,774	AAA	Freddie Mac, Series 2860, Class CP, 4.000% due 10/15/17	$1,485,830
1,429,520	AAA	Greenpoint Mortgage Funding Trust, Series 2006-AR3, Class 3A1, 5.552% due 9/25/35 (b)	1,431,872
2,564,379	AAA	GSMPS Mortgage Loan Trust, 5.672% due 9/25/35 (a)(b)	2,570,253
2,729,495	AA	GSR Mortgage Loan Trust, Series 2004-11, Class B1, 4.565% due 9/25/34 (a)(b)	2,669,176
1,878,822	AAA	Harborview Mortgage Loan Trust, Series 2006-1, Class 2A1A, 5.491% due 3/19/37 (b)	1,882,052
2,512,311	AAA	Indymac Index Mortgage Loan Trust, Series 2004-AR14, Class 2A1A, 5.682% due 1/25/35 (a)(b)	2,525,521
3,533,419	AAA	Luminent Mortgage Trust, 5.522% due 2/25/46 (a)(b)	3,530,706
		MASTR:
2,012,865	AAA	Adjustable Rate Mortgages Trust, Series 2003-6, Class-1A2, 2.871% due 12/25/33 (b)	2,016,312
		Asset Securitization Trust:
355,400	AAA	Series 2003-4, Class 6A2, 4.375% due 5/25/33	349,184
1,420,358	AAA	Series 2004-1, Class 1A1, 5.000% due 2/25/34	1,388,964
		Merrill Lynch Mortgage Investors Inc.:
2,885,211	AA+	Series 2003-A2, Class 2M1, 5.136% due 3/25/33 (a)(b)	2,904,478
1,195,112	AAA	Series 2003-A6, Class 1A, 3.788% due 9/25/33 (b)	1,189,007
		Structured ARM Loan Trust:
805,665	AAA	Series 2004-4, Class 3A1, 3.640% due 4/25/34 (b)	778,892
1,372,183	AAA	Series 2004-7, Class A1, 5.592% due 6/25/34 (b)	1,372,900
2,167,433	AAA	Series 2005-4, Class 1A1, 5.326% due 3/25/35 (b)	2,144,840
		Structured Asset Securities Corp.:
2,848,477	AA	Series 2002-3, Class B2, 6.500% due 3/25/32 (a)	2,839,712
1,268,853	AAA	Series 2002-8A, Class 7A1, 6.139% due 5/25/32 (b)	1,275,590
798,138	AA	Series 2002-11A, Class B2II, 5.896% due 6/25/32 (b)	793,958
912,785	A	Series 2002-16A, Class B2II, 6.382% due 8/25/32 (b)	901,579
2,411,479	AAA	Series 2004-2, Class 4A1, 4.260% due 3/25/34 (b)	2,345,176
1,180,767	AAA	Series 2004-5, Class 1A, 4.430% due 5/25/34 (b)	1,168,054
2,756,500	AAA	Series 2005-RF3, Class 2A, 5.395% due 6/25/35 (a)(b)(d)	2,797,848
		Washington Mutual Inc.:
1,920,633	AAA	Series 2005-AR8, Class 2A1A, 5.612% due 7/25/45 (b)	1,924,703
2,382,421	AAA	Series 2005-AR9, Class A1A, 5.642% due 7/25/45 (b)	2,386,382
		Washington Mutual Mortgage Pass-Through Certificates:
4,108,083	AAA	Series 2003-MS8, Class 1A7, 5.500% due 5/25/33 (a)	4,093,515
1,433,969	AAA	Whole Loan, Series 2003-AR5, Class A7, 4.208% due 6/25/33 (b)	1,397,239
4,318,914	AAA	Washington Mutual Pass Through Certificates, Series 2005-AR15, Class A1A2, 5.602% due 11/25/45 (a)(b)	4,335,348
		Wells Fargo Mortgage Backed Securities Trust:
1,284,625	Aaa(c)	Series 2003-4, Class A17, PAC, 4.500% due 6/25/33	1,260,769
1,903,627	A	Series 2004-I, Class B2, 3.367% due 7/25/34 (b)	1,897,376

		TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost — $118,181,315)	117,160,121

See Notes to Financial Statements.

8         Legg Mason Partners Short-Term Investment Grade Bond Fund 2006 Semi-Annual Report

Schedule of Investments (June 30, 2006) (unaudited) (continued)

Face Amount	Rating‡	Security	Value

MORTGAGE-BACKED SECURITIES — 16.0%
FHLMC — 0.6%
		Federal Home Loan Mortgage Corp. (FHLMC):
$361,675		6.778% due 6/1/31 (b)	$366,196
2,000,000		Reference Notes, 2.875% due 12/15/06	1,977,070

		Total FHLMC	2,343,266

FNMA — 15.4%
		Federal National Mortgage Association (FNMA):
185,198		6.074% due 5/1/32 (b)	186,875
982,690		5.272% due 8/1/32 (b)	997,384
1,440,088		4.852% due 12/1/32 (b)	1,425,539
1,703,708		4.605% due 1/1/33 (b)	1,676,401
2,552,143		4.519% due 6/1/33 (a)(b)	2,479,149
2,523,014		3.910% due 5/1/34 (a)(b)	2,423,631
3,433,077		4.498% due 8/1/34 (a)(b)	3,455,450
6,479,130		4.846% due 5/1/35 (a)(b)	6,409,772
41,900,000		5.000% due 7/13/36-8/14/36 (e)(f)	39,170,875

		Total FNMA	58,225,076

		TOTAL MORTGAGE-BACKED SECURITIES (Cost — $61,747,541)	60,568,342

SOVEREIGN BOND — 0.8%
Canada — 0.8%
3,264,000	AA	Province of Ontario, 3.282% due 3/28/08 (a) (Cost — $3,243,875)	3,140,334

U.S. GOVERNMENT & AGENCY OBLIGATIONS — 7.9%
U.S. Government Agencies — 2.8%
4,500,000		Federal Home Loan Bank (FHLB), 3.800% due 1/16/07 (a)	4,459,001
		Federal National Mortgage Association (FNMA):
3,700,000		5.000% due 1/15/07 (a)	3,689,466
2,607,862		Six Month LIBOR, 4.656% due 4/1/33 (a)(b)	2,556,913

		Total U.S. Government Agencies	10,705,380

U.S. Government Obligations — 5.1%
		U.S. Treasury Notes:
3,750,000		3.375% due 2/28/07 (a)	3,704,738
5,900,000		3.625% due 4/30/07 (a)	5,821,642
5,200,000		4.375% due 1/31/08 (a)	5,136,830
3,200,000		3.125% due 9/15/08 (a)(g)	3,067,251
1,430,000		4.875% due 4/30/11	1,415,869

		Total U.S. Government Obligations	19,146,330

		TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost — $30,234,374)	29,851,710

		TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $377,130,526)	371,328,620

See Notes to Financial Statements.

Legg Mason Partners Short-Term Investment Grade Bond Fund 2006 Semi-Annual Report         9

Schedule of Investments (June 30, 2006) (unaudited) (continued)

Face Amount	Security	Value
SHORT-TERM INVESTMENTS — 11.8%
Certificates of Deposit (Yankee) — 5.0%
$5,000,000	Credit Suisse New York, 4.700% due 11/3/06	$4,983,650
7,000,000	Depfa Bank PLC, 4.220% due 8/11/06	7,000,000
7,000,000	Deutsche Bank NY, 4.230% due 8/11/06	7,000,000

	Total Certificates of Deposit (Yankee) (Cost — $19,000,000)	18,983,650

Repurchase Agreement — 6.5%
24,488,000	Merrill Lynch, Pierce, Fenner & Smith Inc. repurchase agreement, dated 6/30/06, 5.150% due 7/3/06; Proceeds at maturity — $24,498,509; (Fully collateralized by various U.S. government agency obligations 0.000% to 6.060% due 10/20/06 to 4/6/18; Market value — $24,981,933) (Cost — $24,488,000) (a)	24,488,000

U.S. Government Agency — 0.3%
1,200,000	Federal National Mortgage Association (FNMA), Discount Notes, 5.053% due 9/25/06 (g)(h) (Cost — $1,185,781)	1,182,576

	TOTAL SHORT-TERM INVESTMENTS (Cost — $44,673,781)	44,654,226

	TOTAL INVESTMENTS — 109.9% (Cost — $421,804,307#)	415,982,846
	Liabilities in Excess of Other Assets — (9.9)%	(37,521,077)

	TOTAL NET ASSETS — 100.0%	$378,461,769

‡	All ratings are by Standard & Poor’s Ratings Service, unless otherwise noted.
(a)	All or a portion of this security is segregated for open futures contracts, TBA’s and mortgage dollar rolls.
(b)	Variable rate security. Interest rate disclosed is that which is in effect at June 30, 2006.
(c)	Rating by Moody’s Investors Service.
(d)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.
(e)	This security is traded on a to-be-announced (“TBA”) basis (See Note 1).
(f)	All or a portion of this security was acquired under mortgage dollar roll agreement (See Notes 1 and 3).
(g)	All or a portion of this security is held at the broker as collateral for open futures contracts.
(h)	Rate shown represents yield to maturity.
#	Aggregate cost for federal income tax purposes is substantially the same.

See page 11 for definitions of ratings.

Abbreviations used in this schedule:
ARM	— Adjustable Rate Mortgage
LIBOR	— London Interbank Offered Rate
MASTR	— Mortgage Asset Securitization Transactions Inc.
PAC	— Planned Amortization Cost

See Notes to Financial Statements.

10         Legg Mason Partners Short-Term Investment Grade Bond Fund 2006 Semi-Annual Report

Bond Ratings (unaudited)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor’s Ratings Service (“Standard & Poor’s”) — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA	— Bonds rated “AAA” have the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.
AA	— Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.
A

— Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB

— Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB, B, CCC, CC and C

— Bonds rated “BB”, “B”, “CCC”, “CC” and “C” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents the lowest degree of speculation and “C” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D	— Bonds rated “D” are in default and payment of interest and/or repayment of principal is in arrears.

Moody’s Investors Service (“Moody’s”) — Numerical modifiers 1, 2 and 3 may be applied to each generic rating from “Aa” to “Caa”, where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa

— Bonds rated “Aaa” are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa

— Bonds rated “Aa” are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in “Aaa” securities.

A

— Bonds rated “A” possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa

— Bonds rated “Baa” are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba

— Bonds rated “Ba” are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B

— Bonds rated “B” generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa	— Bonds rated “Caa” are of poor standing. These may be in default, or present elements of danger may exist with respect to principal or interest.
Ca	— Bonds rated “Ca” represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.
C	— Bonds rated “C” are the lowest class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

NR	— Indicates that the bond is not rated by Standard & Poor’s, Moody’s or Fitch Ratings Service.

Legg Mason Partners Short-Term Investment Grade Bond Fund 2006 Semi-Annual Report         11

Statement of Assets and Liabilities (June 30, 2006) (unaudited)

ASSETS:
Investments, at value (Cost — $423,219,942)	$415,982,846
Cash	404
Receivable for securities sold	8,360,005
Interest receivable	3,372,593
Receivable for Fund shares sold	42,550
Receivable from investment manager	16,500
Prepaid expenses	27,363

Total Assets	427,802,261

LIABILITIES:
Payable for securities purchased	47,824,062
Distributions payable	1,047,757
Payable for Fund shares repurchased	159,839
Investment management fee payable	140,409
Payable to broker — variation margin on open futures contracts	28,375
Deferred dollar roll income	13,102
Deferred compensation payable	12,696
Distribution fees payable	12,250
Directors’ fees payable	1,805
Accrued expenses	83,697

Total Liabilities	49,323,992

Total Net Assets	$378,478,269

NET ASSETS:
Par value (Note 6)	$927,455
Paid-in capital in excess of par value	393,310,038
Overdistributed net investment income	(111,440)
Accumulated net realized loss on investments and futures contracts	(7,906,751)
Net unrealized depreciation on investments and futures contracts	(7,741,033)

Total Net Assets	$378,478,269

Shares Outstanding:
Class A	18,801,863

Class B	926,948

Class C	2,471,406

Class Y	70,545,241

Net Asset Value:
Class A (and redemption price)	$4.08

Class B *	$4.08

Class C (and redemption price)	$4.08

Class Y (and redemption price)	$4.08

Maximum Public Offering Price Per Share:
Class A (based on maximum sales charge of 2.00%)	$4.16

*	Redemption price is NAV of Class B shares reduced by a 5.00% CDSC if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

12         Legg Mason Partners Short-Term Investment Grade Bond Fund 2006 Semi-Annual Report

Statement of Operations (For the six months ended June 30, 2006) (unaudited)

INVESTMENT INCOME:
Interest	$8,446,989

EXPENSES:
Investment management fee (Note 2)	831,256
Distribution fees (Note 4)	159,907
Transfer agent fees (Note 4)	40,221
Legal fees	33,169
Shareholder reports (Note 4)	26,266
Registration fees	20,733
Directors’ fees	8,217
Audit and tax	6,473
Insurance	6,321
Custody fees	1,111
Miscellaneous expenses	5,366

Total Expenses	1,139,040
Less: Fee waivers and/or expense reimbursements (Notes 2, 4 and 8)	(19,461)

Net Expenses	1,119,579

Net Investment Income	7,327,410

REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND FUTURES CONTRACTS (NOTES 1 AND 3):
Net Realized Loss From:
Investment transactions	(1,065,940)
Futures contracts	(1,900,497)

Net Realized Loss	(2,966,437)

Change in Net Unrealized Appreciation/Depreciation From:
Investments	(1,939,749)
Futures contracts	(473,150)

Change in Net Unrealized Appreciation/Depreciation	(2,412,899)

Increase from Payment by Affiliate (Note 2)	16,500

Net Loss on Investments and Futures Contracts	(5,362,836)

Increase in Net Assets From Operations	$1,964,574

See Notes to Financial Statements.

Legg Mason Partners Short-Term Investment Grade Bond Fund 2006 Semi-Annual Report         13

Statements of Changes in Net Assets

For the six months ended June 30, 2006 (unaudited) and the year ended December 31, 2005

	2006	2005
OPERATIONS:
Net investment income	$7,327,410	$10,405,505
Net realized loss	(2,966,437)	(898,464)
Change in net unrealized appreciation/depreciation	(2,412,899)	(3,547,350)
Increase from payment by affiliate	16,500	—

Increase in Net Assets From Operations	1,964,574	5,959,691

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 5):
Net investment income	(7,453,928)	(10,923,590)

Decrease in Net Assets From Distributions to Shareholders	(7,453,928)	(10,923,590)

FUND SHARE TRANSACTIONS (NOTE 6):
Net proceeds from sale of shares	52,995,559	111,073,438
Reinvestment of distributions	1,631,481	2,700,131
Cost of shares repurchased	(27,135,289)	(124,373,669)

Increase (Decrease) in Net Assets From Fund Share Transactions	27,491,751	(10,600,100)

Increase (Decrease) in Net Assets	22,002,397	(15,563,999)
NET ASSETS:
Beginning of period	356,475,872	372,039,871

End of period*	$378,478,269	$356,475,872

* Includes undistributed (overdistributed) net investment income of:	$(111,440)	$15,078

See Notes to Financial Statements.

14         Legg Mason Partners Short-Term Investment Grade Bond Fund 2006 Semi-Annual Report

Financial Highlights

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

Class A Shares(1)	2006(2)		2005	2004		2003	2002	2001
Net Asset Value, Beginning of Period	$4.14		$4.20	$4.25		$4.28	$4.17	$4.06

Income (Loss) From Operations:
Net investment income	0.08		0.11	0.10		0.10	0.15	0.20
Net realized and unrealized gain (loss)	(0.06)		(0.05)	(0.04)		(0.01)	0.11	0.11

Total Income From Operations	0.02		0.06	0.06		0.09	0.26	0.31

Less Distributions From:
Net investment income	(0.08)		(0.12)	(0.11)		(0.12)	(0.15)	(0.20)

Total Distributions	(0.08)		(0.12)	(0.11)		(0.12)	(0.15)	(0.20)

Net Asset Value, End of Period	$4.08		$4.14	$4.20		$4.25	$4.28	$4.17

Total Return(3)	0.44%		1.44%	1.45%		2.16%	6.36%	7.76%

Net Assets, End of Period (millions)	$77		$83	$91		$91	$90	$51

Ratios to Average Net Assets:
Gross expenses	0.87	%(4)	0.88%	0.88%		0.87%	0.95%	0.99%
Net expenses	0.85	(4)(5)	0.88	0.88	(5)	0.87	0.95	0.99
Net investment income	3.73	(4)	2.72	2.32		2.44	3.49	4.75

Portfolio Turnover Rate	40	%(6)	49%	34	%(6)	56%	71%	54%

(1)	Per share amounts have been calculated using the average shares method.
(2)	For the six months ended June 30, 2006 (unaudited).
(3)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.
(4)	Annualized.
(5)	Reflects fee waivers and/or expense reimbursements.
(6)	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 64% and 51% for the six months ended June 30, 2006 and the year ended December 31, 2004, respectively.

See Notes to Financial Statements.

Legg Mason Partners Short-Term Investment Grade Bond Fund 2006 Semi-Annual Report         15

Financial Highlights (continued)

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

Class B Shares(1)	2006(2)		2005	2004		2003(3)
Net Asset Value, Beginning of Period	$4.14		$4.19	$4.25		$4.26

Income (Loss) From Operations:
Net investment income	0.06		0.09	0.08		0.07
Net realized and unrealized gain (loss)	(0.05)		(0.04)	(0.05)		0.02

Total Income From Operations	0.01		0.05	0.03		0.09

Less Distributions From:
Net investment income	(0.07)		(0.10)	(0.09)		(0.10)

Total Distributions	(0.07)		(0.10)	(0.09)		(0.10)

Net Asset Value, End of Period	$4.08		$4.14	$4.19		$4.25

Total Return(4)	0.16%		1.16%	0.71%		2.04%

Net Assets, End of Period (millions)	$4		$4	$6		$3

Ratios to Average Net Assets:
Gross expenses	1.42	%(5)	1.40%	1.39%		1.42	%(5)
Net expenses	1.41	(5)(6)	1.40	1.38	(6)	1.42	(5)
Net investment income	3.17	(5)	2.19	1.80		1.84	(5)

Portfolio Turnover Rate	40	%(7)	49%	34	%(7)	56%

(1)	Per share amounts have been calculated using the average shares method.
(2)	For the six months ended June 30, 2006 (unaudited).
(3)	For the period January 13, 2003 (inception date) to December 31, 2003.
(4)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.
(5)	Annualized.
(6)	Reflects fee waivers and/or expense reimbursements.
(7)	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 64% and 51% for the six months ended June 30, 2006 and the year ended December 31, 2004, respectively.

See Notes to Financial Statements.

16         Legg Mason Partners Short-Term Investment Grade Bond Fund 2006 Semi-Annual Report

Financial Highlights (continued)

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

Class C Shares(1)	2006(2)		2005	2004		2003	2002(3)
Net Asset Value, Beginning of Period	$4.15		$4.20	$4.26		$4.28	$4.24

Income (Loss) From Operations:
Net investment income	0.07		0.09	0.08		0.08	0.05
Net realized and unrealized gain (loss)	(0.07)		(0.04)	(0.05)		0.00 (4)	0.05

Total Income From Operations	—		0.05	0.03		0.08	0.10

Less Distributions From:
Net investment income	(0.07)		(0.10)	(0.09)		(0.10)	(0.06)

Total Distributions	(0.07)		(0.10)	(0.09)		(0.10)	(0.06)

Net Asset Value, End of Period	$4.08		$4.15	$4.20		$4.26	$4.28

Total Return(5)	(0.07)%		1.14%	0.67%		1.88%	2.34%

Net Assets, End of Period (millions)	$10		$13	$24		$26	$10

Ratios to Average Net Assets:
Gross expenses	1.47	%(6)	1.41%	1.41%		1.39%	1.32	%(6)
Net expenses	1.40	(6)(7)	1.41	1.41	(7)	1.39	1.32	(6)
Net investment income	3.17	(6)	2.15	1.77		1.85	2.81	(6)

Portfolio Turnover Rate	40	%(8)	49%	34	%(8)	56%	71%

(1)	Per share amounts have been calculated using the average shares method.
(2)	For the six months ended June 30, 2006 (unaudited).
(3)	For the period August 5, 2002 (inception date) to December 31, 2002.
(4)	Amount represents less than $0.01 per share.
(5)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.
(6)	Annualized.
(7)	Reflects fee waivers and/or expense reimbursements.
(8)	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 64% and 51% for the six months ended June 30, 2006 and the year ended December 31, 2004, respectively.

See Notes to Financial Statements.

Legg Mason Partners Short-Term Investment Grade Bond Fund 2006 Semi-Annual Report         17

Financial Highlights (continued)

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

Class Y Shares(1)	2006(2)		2005	2004		2003		2002	2001
Net Asset Value, Beginning of Period	$4.14		$4.20	$4.26		$4.28		$4.17	$4.06

Income (Loss) From Operations:
Net investment income	0.08		0.13	0.11		0.12		0.17	0.22
Net realized and unrealized gain (loss)	(0.06)		(0.05)	(0.04)		(0.00	)(3)	0.11	0.11

Total Income From Operations	0.02		0.08	0.07		0.12		0.28	0.33

Less Distributions From:
Net investment income	(0.08)		(0.14)	(0.13)		(0.14)		(0.17)	(0.22)

Total Distributions	(0.08)		(0.14)	(0.13)		(0.14)		(0.17)	(0.22)

Net Asset Value, End of Period	$4.08		$4.14	$4.20		$4.26		$4.28	$4.17

Total Return(4)	0.62%		1.83%	1.61%		2.78%		6.81%	8.25%

Net Assets, End of Period (millions)	$288		$256	$251		$201		$130	$73

Ratios to Average Net Assets:
Gross expenses	0.49	%(5)	0.50%	0.49%		0.50%		0.52%	0.53%
Net expenses	0.49	(5)(6)	0.50	0.49	(6)	0.50		0.52	0.53
Net investment income	4.08	(5)	3.09	2.69		2.79		3.93	5.17

Portfolio Turnover Rate	40	%(7)	49%	34	%(7)	56%		71%	54%

(1)	Per share amounts have been calculated using the average shares method.
(2)	For the six months ended June 30, 2006 (unaudited).
(3)	Amount represents less than $0.01 per share.
(4)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.
(5)	Annualized.
(6)	Reflects fee waivers and/or expense reimbursements.
(7)	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 64% and 51% for the six months ended June 30, 2006 and the year ended December 31, 2004, respectively.

See Notes to Financial Statements.

18         Legg Mason Partners Short-Term Investment Grade Bond Fund 2006 Semi-Annual Report

Notes to Financial Statements (unaudited)

1.	Organization and Significant Accounting Policies

Legg Mason Partners Short-Term Investment Grade Bond Fund (formerly known as Short-Term Investment Grade Bond Fund) (the “Fund”) is a separate diversified investment fund of Legg Mason Partners Funds, Inc. (formerly known as Smith Barney Funds Inc.) (the “Company”). The Company, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value.

(b) Repurchase Agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Financial Futures Contracts. The Fund may enter into financial futures contracts typically to hedge against the economic impact of adverse changes in the market value of portfolio securities due to changes in interest rates, as a substitute for buying or selling securities or as a cash flow management technique. Upon entering into a financial futures contract, the Fund is required to deposit cash or securities as initial margin. Additional securities are also segregated up to the current market value of the financial futures contracts. Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuation in the value of the underlying financial instruments. The Fund recognizes an unrealized gain or loss equal to the daily variation margin. When the financial futures contracts are closed, a realized gain or loss is recognized equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contracts.

Legg Mason Partners Short-Term Investment Grade Bond Fund 2006 Semi-Annual Report         19

Notes to Financial Statements (unaudited) (continued)

The risks associated with entering into financial futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. In addition, investing in financial futures contracts involves the risk that the Fund could lose more than the original margin deposit and subsequent payments required for a futures transaction. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(d) Mortgage Dollar Rolls. The Fund enters into dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by a fee paid by the counterparty, often in the form of a drop in the repurchase price of the securities. Dollar rolls are accounted for as financing arrangements; the fee is accrued into interest income ratably over the term of the dollar roll and any gain or loss on the roll is deferred and realized upon disposition of the rolled security.

The risk of entering into a mortgage dollar roll is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(e) Securities Traded on a To-Be-Announced Basis. The Fund may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information is not known, such as the face amount and maturity date and the underlying pool of investments in U.S. government agency mortgage pass-through transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(f) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(g) Distributions to Shareholders. Distributions from net investment income on the shares of the Fund are declared each business day to shareholders of record, and are paid monthly. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

20         Legg Mason Partners Short-Term Investment Grade Bond Fund 2006 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

(h) Class Accounting. Investment income, common expenses and realized/unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that class.

(i) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

(j) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share.

2.	Investment Management Agreement and Other Transactions with Affiliates

For the period of this report, Smith Barney Fund Management LLC (“SBFM”), an indirect wholly-owned subsidiary of Legg Mason, Inc. (“Legg Mason”), acted as the investment manager of the Fund. Under the investment management agreement, the Fund paid an investment management fee calculated at an annual rate of 0.45% of the Fund’s average net assets. This fee is calculated daily and paid monthly.

During the six months ended June 30, 2006, SBFM reimbursed the Fund $16,500 for losses incurred from an investment transaction error.

During the six months ended June 30, 2006, SBFM waived a portion of its investment management fee in the amount of $11,572. In addition, during the six months ended June 30, 2006, the Fund was reimbursed for expenses in the amount of $7,889.

Citigroup Global Markets Inc. (“CGM”), a subsidiary of Citigroup, Inc., and Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serve as co-distributors of the Fund.

There is a maximum initial sales charge of 2.00% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase payment. This CDSC declines thereafter by 1.00% per year until no CDSC is incurred. In certain cases, Class A shares have a 0.50% CDSC, which applies if redemption occurs within six months from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

For the six months ended June 30, 2006, LMIS and its affiliates did not receive sales charges on sales of the Fund’s Class A shares. In addition, for the six months ended June 30, 2006, there were no CDSCs paid to LMIS and its affiliates.

The Fund has adopted an unfunded, non-qualified deferred compensation plan (the “Plan”) which allows non-interested directors (“Directors”) to defer the receipt of all or a portion of the directors’ fees earned until a later date specified by the Directors. The deferred

Legg Mason Partners Short-Term Investment Grade Bond Fund 2006 Semi-Annual Report         21

Notes to Financial Statements (unaudited) (continued)

fees earn a return based on notional investments selected by the Directors. The balance of the deferred fees payable may change depending upon the investment performance. Any gains or losses incurred in the deferred balances are reported in the Statement of Operations under Directors’ fees. Under the Plan, deferred fees are considered a general obligation of the Fund and any payments made pursuant to the Plan will be made from the Fund’s general assets. The Board of Directors voted to discontinue offering the Plan to its members, effective January 1, 2006. This change will have no effect on fees previously deferred. As of June 30, 2006, the Fund had accrued $12,696 as deferred compensation payable.

Certain officers and one Director of the Company are employees of Legg Mason or its affiliates and do not receive compensation from the Company.

3.	Investments

During the six months ended June 30, 2006, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments and mortgage dollar rolls) and U.S. Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$79,035,623	$116,024,093

Sales	48,074,541	91,333,405

At June 30, 2006, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$122,398
Gross unrealized depreciation	(7,359,494)

Net unrealized depreciation	$(7,237,096)

At June 30, 2006, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)
Contracts to Buy:
U.S. 2-Year Treasury Notes	1,182	9/06	$240,416,539	$239,687,437	$(729,102)
U.S. 5-Year Treasury Notes	104	9/06	10,719,020	10,754,250	35,230

					(693,872)

Contracts to Sell:
U.S. 10-Year Treasury Notes	524	9/06	55,136,248	54,946,313	189,935

Net Unrealized Loss on Open Futures Contracts					$(503,937)

22         Legg Mason Partners Short-Term Investment Grade Bond Fund 2006 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

During the six months ended June 30, 2006, the Fund entered into mortgage dollar roll transactions in the aggregate amount of $84,385,472. For the six months ended June 30, 2006, the Fund recorded interest income of $32,673 related to such transactions. At June 30, 2006, the Fund had outstanding net contracts to repurchase mortgage-backed securities of $11,938,625 for scheduled settlements on July 13, 2006 and August 14, 2006.

4.	Class Specific Expenses

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A, B and C shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B and C shares calculated at the annual rate of 0.50% of the average daily net assets of each class, respectively. Distribution fees are accrued daily and paid monthly.

For the six months ended June 30, 2006, class specific expenses were as follows:

	Distribution Fees	Transfer Agent Fees	Shareholder Reports Expenses
Class A	$101,003	$32,808	$15,953
Class B	15,107	1,162	2,247
Class C	43,797	5,749	7,136
Class Y	—	502	930

Total	$159,907	$40,221	$26,266

LMIS and CGM have agreed to reimburse the Fund for any amount which exceeds the payments made by the Fund with respect to the distribution plan for Class A shares over the cumulative unreimbursed amounts spent by LMIS and CGM in performing their services under the distribution plan. During the six months ended June 30, 2006, no reimbursement was required.

5.	Distributions to Shareholders by Class

	Six Months Ended June 30, 2006	Year Ended December 31, 2005
Net Investment Income
Class A	$1,534,391	$2,538,619
Class B	65,174	119,408
Class C	188,762	399,387
Class Y	5,665,601	7,866,176

Total	$7,453,928	$10,923,590

Legg Mason Partners Short-Term Investment Grade Bond Fund 2006 Semi-Annual Report         23

Notes to Financial Statements (unaudited) (continued)

6.	Capital Shares

At June 30, 2006, the Company had 2 billion shares of capital stock authorized with a par value of $0.01 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest in the Fund and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Six Months Ended June 30, 2006		Year Ended December 31, 2005
	Shares	Amount	Shares	Amount
Class A
Shares sold	2,310,257	$9,537,175	6,774,731	$28,283,433
Shares issued on reinvestment	342,571	1,408,260	551,126	2,292,888
Shares repurchased	(3,894,989)	(16,036,579)	(9,080,217)	(37,819,328)

Net Decrease	(1,242,161)	$(5,091,144)	(1,754,360)	$(7,243,007)

Class B
Shares sold	70,496	$289,841	329,305	$1,372,113
Shares issued on reinvestment	11,675	47,969	20,001	83,175
Shares repurchased	(221,601)	(912,317)	(629,791)	(2,618,963)

Net Decrease	(139,430)	$(574,507)	(280,485)	$(1,163,675)

Class C
Shares sold	129,472	$534,380	657,541	$2,740,248
Shares issued on reinvestment	34,383	141,455	69,973	291,664
Shares repurchased	(915,167)	(3,774,782)	(3,188,046)	(13,305,625)

Net Decrease	(751,312)	$(3,098,947)	(2,460,532)	$(10,273,713)

Class Y
Shares sold	10,332,509	$42,634,163	18,882,018	$78,677,644
Shares issued on reinvestment	8,218	33,797	7,824	32,404
Shares repurchased	(1,554,111)	(6,411,611)	(16,932,926)	(70,629,753)

Net Increase	8,786,616	$36,256,349	1,956,916	$8,080,295

7.	Capital Loss Carryforward

As of December 31, 2005, the Fund had, for federal income tax purposes, a net capital loss carryforward of $4,970,901 of which $1,708,699 expires in 2007, $800,922 expires in 2008, $1,003,745 expires in 2012 and $1,457,535 expires in 2013. These amounts will be available to offset any future taxable capital gains.

8.	Regulatory Matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against SBFM and CGM relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Funds”).

24         Legg Mason Partners Short-Term Investment Grade Bond Fund 2006 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

The SEC order finds that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Fund’s investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also finds that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Funds’ best interests and that no viable alternatives existed. SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million was distributed to the affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Fund’s Board selected a new transfer agent for the Fund. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Legg Mason Partners Short-Term Investment Grade Bond Fund 2006 Semi-Annual Report         25

Notes to Financial Statements (unaudited) (continued)

Although there can be no assurance, SBFM does not believe that this matter will have a material adverse effect on the Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

9.	Legal Matters

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM, (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC as described in Note 8. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the advisor for the Smith Barney family of funds, rescission of the Funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses.

On October 5, 2005, a motion to consolidate the five actions and any subsequently filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future.

As of the date of this report, the Fund’s investment manager believes that resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the Fund’s investment manager and its affiliates to continue to render services to the Funds under their respective contracts.

*  *  *

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM and a number of its then affiliates, including SBFM and Salomon Brothers Asset Management Inc (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board Members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of

26         Legg Mason Partners Short-Term Investment Grade Bond Fund 2006 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

the Funds in which none of the plaintiffs had invested (including Legg Mason Partners Short-Term Investment Grade Bond Fund) and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the Investment Company Act, which the court granted plaintiffs leave to repeal as a derivative claim.

10. Other Matters

On September 16, 2005, the staff of the SEC informed SBFM and SBAM that the staff is considering recommending that the SEC institute administrative proceedings against SBFM and SBAM for alleged violations of Section 19(a) and 34(b) of the Investment Company Act (and related Rule 19a-1). The notification is a result of an industry wide inspection by the SEC and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. Section 19(a) and related Rule 19a-1 of the Investment Company Act generally require funds that are making dividend and distribution payments to provide shareholders with a written statement disclosing the source of the dividends and distributions, and, in particular, the portion of the payments made from each of net investment income, undistributed net profits and/or paid-in capital. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM or SBAM.

Although there can be no assurance, SBFM believes that this matter is not likely to have a material adverse effect on the Fund.

11. Subsequent Events

The Fund’s Board has approved the appointment of Legg Mason Partners Fund Advisor, LLC (“LMPFA”) as the Fund’s investment manager effective August 1, 2006. The Fund’s Board has also approved the appointment of Western Asset Management Company (“Western Asset”) as the Fund’s subadviser effective August 1, 2006. The portfolio managers who are responsible for the day-to-day management of the Fund remain the same immediately prior to and immediately after the date of these changes. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason.

LMPFA will provide administrative and certain oversight services to the Fund. LMPFA will delegate to the subadviser the day-to-day portfolio management of the Fund. The Fund’s investment management fee will remain unchanged. For its services, LMPFA will pay Western Asset 70% of the net management fee that it receives from the Fund.

The Fund’s Board has also approved certain share class modifications which, among other things, will standardize share class features for all funds in the Fund complex. The features standardized include such things as sales loads, distribution charges and other costs. These modifications are expected to be implemented during the fourth quarter of 2006.

Legg Mason Partners Short-Term Investment Grade Bond Fund 2006 Semi-Annual Report         27

Notes to Financial Statements (unaudited) (continued)

The Fund’s Board has also approved a number of other initiatives designed to streamline and restructure the fund complex, and has authorized seeking shareholder approval for those initiatives where shareholder approval is required. As a result, Fund shareholders will be asked to elect a new Board, approve matters that will result in the Fund being grouped for organizational and governance purposes with other funds in the fund complex, and domicile the Fund as a Maryland business trust, with all funds operating under uniform charter documents. Fund shareholders also will be asked to approve investment matters, including standardized fundamental investment policies.

Proxy materials describing these matters are expected to be sent to shareholders later in 2006. If shareholder approval is obtained, these matters generally are expected to be implemented during the first quarter of 2007.

12.	Recent Accounting Pronouncement

During June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation 48 (“FIN 48” or the “Interpretation”), Accounting for Uncertainty in Income Taxes — an interpretation of FASB statement 109. FIN 48 supplements FASB Statement 109 by defining the confidence level that a tax position must meet in order to be recognized in the financial statements. FIN 48 prescribes a comprehensive model for how a fund should recognize, measure, present, and disclose in its financial statements uncertain tax positions that the fund has taken or expects to take on a tax return. FIN 48 requires that the tax effects of a position be recognized only if it is “more likely than not” to be sustained based solely on its technical merits. Management must be able to conclude that the tax law, regulations, case law, and other objective information regarding the technical merits sufficiently support the position’s sustainability with a likelihood of more than 50 percent. FIN 48 is effective for fiscal periods beginning after December 15, 2006, which for this Fund will be January 1, 2007. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not to be sustained as of the adoption date. Management of the Fund is currently evaluating the impact that FIN 48 will have on the financial statements.

28         Legg Mason Partners Short-Term Investment Grade Bond Fund 2006 Semi-Annual Report

Board Approval of Management and Subadvisory Agreements (unaudited)

At a meeting held in person on June 22, 2006, the Fund’s Board, including a majority of the Board Members who are not “interested persons” of the Fund or Legg Mason Partners Fund Advisor, LLC (the “Manager”) or any sub-investment adviser or proposed sub-investment adviser as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”), approved a new management agreement (the “New Management Agreement”) between the Fund and the Manager. The Fund’s Board, including a majority of the Independent Board Members, also approved one or more new subadvisory agreements between the Manager and Western Asset Management Company (the “Subadviser”) (the “New Subadvisory Agreement”). The New Management Agreement and the New Subadvisory Agreement replaced the Fund’s prior management agreement with Smith Barney Fund Management LLC and were entered into in connection with an internal reorganization of the Manager’s, and the prior manager’s and the Subadviser’s parent organization, Legg Mason. In approving the New Management Agreement and New Subadvisory Agreement, the Board, including the Independent Board Members, considered the factors discussed below, among other things.

The Board noted that the Manager will provide administrative and certain oversight services to the Fund, and that the Manager will delegate to the Subadviser the day-to-day portfolio management of the Fund. The Board Members reviewed the qualifications, backgrounds and responsibilities of the senior personnel that will provide oversight and general management services and the portfolio management team that would be primarily responsible for the day-to-day management of the Fund. The Board Members noted that the portfolio management team was expected to be the same as then managing the Fund.

The Board Members received and considered information regarding the nature, extent and quality of services expected to be provided to the Fund by the Manager under the New Management Agreement and by the Subadviser under the New Subadvisory Agreement. The Board Members’ evaluation of the services expected to be provided by the Manager and the Subadviser took into account the Board Members’ knowledge and familiarity gained as Fund Board Members, including as to the scope and quality of Legg Mason’s investment management and other capabilities and the quality of its administrative and other services. The Board Members considered, among other things, information and assurances provided by Legg Mason as to the operations, facilities and organization of the Manager and the Subadviser and the qualifications, backgrounds and responsibilities of their senior personnel. The Board Members further considered the financial resources available to the Manager, the Subadviser and Legg Mason. The Board Members concluded that, overall, the nature, extent and quality of services expected to be provided under the New Management Agreement and the New Subadvisory Agreement were acceptable.

The Board Members also received and considered performance information for the Fund as well as comparative information with respect to a peer group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board Members were provided with a description of the

Legg Mason Partners Short-Term Investment Grade Bond Fund         29

Board Approval of Management and Subadvisory Agreements (unaudited) (continued)

methodology Lipper used to determine the similarity of the Fund to the funds included in the Performance Universe. The Board Members noted that they had received and discussed with management, at periodic intervals, information comparing the Fund’s performance against, among other things, its benchmark. Based on the Board Members’ review, which included careful consideration of the factors noted above, the Board Members concluded that the performance of the Fund, under the circumstances, supported approval of the New Management Agreement and New Subadvisory Agreement.

The Board Members reviewed and considered the management fee that would be payable by the Fund to the Manager in light of the nature, extent and quality of the management services expected to be provided by the Manager, including the fee waiver and/or expense reimbursement arrangements currently in place, if any. Additionally, the Board Members received and considered information comparing the Fund’s management fee and overall expenses with those of comparable funds in both the relevant expense group and a broader group of funds, each selected and provided by Lipper. The Board Members also reviewed and considered the subadvisory fee that would be payable by the Manager to the Subadviser in light of the nature, extent and quality of the management services expected to be provided by the Subadviser. The Board Members noted that the Manager, and not the Fund, will pay the subadvisory fee to the Subadviser. The Board Members determined that the Fund’s management fee and the Fund’s subadvisory fee were reasonable in light of the nature, extent and quality of the services expected to be provided to the Fund under the New Management Agreement and the New Subadvisory Agreement.

The Board Members received and considered a pro-forma profitability analysis of Legg Mason and its affiliates in providing services to the Fund, including information with respect to the allocation methodologies used in preparing the profitability data. The Board Members recognized that Legg Mason may realize economies of scale based on its internal reorganization and synergies of operations. The Board Members noted that it was not possible to predict with a high degree of confidence how Legg Mason’s and its affiliates’ profitability would be affected by its internal reorganization and by other factors including potential economies of scale, but that based on their review of the pro forma profitability analysis, their most recent prior review of the profitability of the predecessor manager and its affiliates from their relationship with the Fund and other factors considered, they determined that the management fee was reasonable. The Board Members noted that they expect to receive profitability information on an annual basis.

In their deliberations, the Board Members also considered, and placed significant importance on, information that had been received and conclusions that had been reached by the Board in connection with the Board’s most recent approval of the Fund’s prior management agreement, in addition to information provided in connection with the Board’s evaluation of the terms and conditions of the New Management Agreement and the New Subadvisory Agreement.

The Board Members considered Legg Mason’s advice and the advice of its counsel that the New Management Agreement and the New Subadvisory Agreement were being entered into in connection with an internal reorganization within Legg Mason, that did

30         Legg Mason Partners Short-Term Investment Grade Bond Fund

Board Approval of Management and Subadvisory Agreements (unaudited) (continued)

not involve an actual change of control or management. The Board Members further noted that the terms and conditions of the New Management Agreement are substantially identical to those of the Fund’s previous management agreement except for the identity of the Manager, and that the initial term of the New Management Agreement (after which it will continue in effect only if such continuance is specifically approved at least annually by the Board, including a majority of the Independent Board Members) was the same as that under the prior management agreement.

In light of all of the foregoing, the Board, including the Independent Board Members, approved the New Management Agreement and the New Subadvisory Agreement. No single factor reviewed by the Board Members was identified as the principal factor in determining whether to approve the New Management Agreement and the New Subadvisory Agreement. The Independent Board Members were advised by separate independent legal counsel throughout the process. The Independent Board Members also discussed the proposed approval of the New Management Agreement and the New Subadvisory Agreement in private sessions with their independent legal counsel at which no representatives of the Manager or Subadviser were present.

Legg Mason Partners Short-Term Investment Grade Bond Fund         31

Legg Mason Partners

Short-Term Investment Grade Bond Fund

DIRECTORS

Lee Abraham

Jane F. Dasher

Donald R. Foley

R. Jay Gerken, CFA
Chairman

Richard E. Hanson, Jr.

Paul Hardin

Roderick C. Rasmussen

John P. Toolan

INVESTMENT MANAGER

Legg Mason Partners Fund Advisor, LLC

SUBADVISER

Western Asset Management Company

DISTRIBUTORS

Citigroup Global Markets Inc.

Legg Mason Investor
Services, LLC

CUSTODIAN

State Street Bank and Trust Company

TRANSFER AGENT

PFPC Inc.

4400 Computer Drive

Westborough, Massachusetts

01581

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

345 Park Avenue

New York, New York 10154

This report is submitted for the general information of the shareholders of Legg Mason Partners Short-Term Investment Grade Bond Fund, but it may also be used as sales literature when preceded or accompanied by the current Prospectus.

This report must be preceded or accompanied by a free prospectus. Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/InvestorServices

©2006 Legg Mason Investor Services, LLC

Member NASD, SIPC

FD0632 8/06	SR06-104

Legg Mason Partners

Short-Term Investment

Grade Bond Fund

The Fund is a separate investment fund of the Legg Mason Partners Funds, Inc., a Maryland corporation.

LEGG MASON PARTNERS SHORT-TERM INVESTMENT GRADE BOND FUND

Legg Mason Partners Funds

125 Broad Street

10th Floor, MF-2

New York, New York 10004

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year, and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at www.leggmason.com/InvestorServices and (3) on the SEC’s website at www.sec.gov. Proxy voting reports for the period ending June 30, 2005 will continue to be listed under the Fund’s former Smith Barney Funds, Inc. — Smith Barney Short-Term Investment Grade Bond Fund name.

ITEM 2. CODE OF ETHICS.

Not Applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not Applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)	Not applicable.

(b)	Attached hereto.

Exhibit 99.CERT	Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002

Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Funds, Inc.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Funds, Inc.

Date: September 7, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Funds, Inc.

Date: September 7, 2006

By:	/s/ Robert J. Brault
(Robert J. Brault)
Chief Financial Officer of
Legg Mason Partners Funds, Inc.

Date: September 7, 2006